Commitments and Contingencies	12 Months Ended
Mar. 31, 2013
Commitments and Contingencies

13.  Commitments and Contingencies

The Company is involved from time to time in various legal proceedings and administrative actions related to the normal conduct of its business, including general liability claims, putative class action lawsuits and litigation concerning its products.

Although it is impossible to predict the outcome of any pending legal proceeding, management believes that such proceedings and actions should not, individually or in the aggregate, have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows, except as they relate to asbestos, New Zealand product liability claims and income taxes as described in these financial statements.

ASIC Proceedings

In February 2007, ASIC commenced civil proceedings in the Supreme Court of New South Wales against the Company, ABN 60 and ten then-present or former officers and directors of the James Hardie Group. While the subject matter of the allegations varied between individual defendants, the allegations against the Company were confined to alleged contraventions of provisions of the Australian Corporations Act/Law relating to continuous disclosure and engaging in misleading or deceptive conduct in respect of a security. The Company defended each of the allegations made by ASIC and the orders sought against it in the proceedings, as did the former directors and officers of the Company.

On 23 April 2009, the Supreme Court issued judgment against the Company and the ten former officers and directors of the Company.

The Company and nine of the former directors and officers lodged appeals against the Supreme Court’s judgments, and ASIC responded by lodging cross appeals against the appellants. The appeals lodged by the former directors and officers were heard in April 2010 and the appeal lodged by the Company was heard in May 2010.

On 30 September 2010, the Company entered into agreements with third parties and subsequently received payment of US$10.3 million relating to the costs of the ASIC proceedings for certain former officers. These recoveries were reflected as a reduction to selling, general and administrative expenses for the year ended 31 March 2011.

On 17 December 2010, the New South Wales Court of Appeal dismissed the Company’s appeal against the Supreme Court’s judgment and ASIC’s cross appeal and ordered that the Company pay 90% of the costs incurred by ASIC in respect of the Company’s appeal. The Court of Appeal also allowed the appeals brought by the non-executive directors, but dismissed ASIC’s related cross-appeals, and ordered ASIC to pay the non-executive directors costs of the proceedings and the appeals. The Court of Appeal allowed the appeals and cross appeals in respect of certain former officers in part and reserved certain matters for further submissions. On 6 May 2011, the Court of Appeal rendered judgment in the exoneration, penalty and cost matters for certain former officers in which it varied certain orders made at first instance and ordered that there be no order as to the costs of the appeals of the certain former officers and ASIC’s related cross-appeals.

ASIC subsequently filed applications for special leave to the High Court appealing from the Court of Appeal judgment in favour of the former directors’ and former officers’ appeals. Two former officers also filed special leave applications to the High Court. The Company did not file an application for special leave to the High Court. The High Court granted ASIC’s application for special leave on 13 May 2011. The High Court also granted the special leave application for one of the former officers, with the other former officer withdrawing his application. Appeals brought by ASIC and the Company’s former non-executive directors and former officer were heard by the High Court over three days commencing 25 October 2011.

On 3 May 2012, the High Court upheld ASIC’s appeal with costs and overturned the Court of Appeal’s decision in favour of the former non-executive directors and dismissed the former officer’s appeal against the Court of Appeal’s decision. The High Court did not render judgment on claims by the non-executive directors and former officer to be excused from liability, penalty and disqualification and on certain questions concerning costs and, instead, remitted these matters back to the Court of Appeal for further consideration.

The Court of Appeal heard submissions on the matters remitted by the High Court over a three-day period commencing 20 August 2012. The Court of Appeal delivered its judgment on 12 November 2012. In respect of five of the former non-executive directors, the Court of Appeal ordered that they each pay a penalty of A$25,000 and in respect of two of the former non-executive directors, the Court of Appeal ordered that they each pay a penalty of A$20,000. The Court of Appeal also imposed banning orders on each of the non-executive directors, which restrict them from serving as a director for various lengths of time, the longest of which is through 30 April 2013. The Court of Appeal ordered that the former officer pay a penalty of A$75,000 plus interest and be banned from acting as a director for a period of seven years commencing on 27 August 2009. The Court of Appeal made costs orders against the former non-executive directors and former officer in respect of some of ASIC’s costs incurred in the various Court of Appeal proceedings. The parties made further submissions to the Court of Appeal in respect of the remaining costs issues.

The amount of ASIC’s costs that the Company is required to pay as a result of costs orders made in these proceedings (including the costs orders in ASIC’s favour against the Company in the first instance hearing, which orders were not disturbed by the Court of Appeal and those which may be payable by the Company under indemnities) is contingent on a number of factors. These include, without limitation, whether the costs incurred by ASIC on issues in respect of which costs orders are made are reasonable having regard to the issues pursued in the case by ASIC, the number of legal practitioners involved in such legal work and their applicable fee rates. In addition, the amount of costs is contingent on the associated legal work undertaken specifically in respect of those issues for which ASIC is awarded costs (since ASIC is not entitled to certain costs including but not limited to costs of a previous claim and related order against the Company that was withdrawn by ASIC in September 2008, the overlapping claims against other parties in the first instance or appeal proceedings for which the Company is not liable or in respect of which costs orders are not made or the successful interlocutory appeal by the Company against ASIC during the course of the first instance hearing).

In April 2013, ASIC commenced without prejudice discussions with the Company, former non-executive directors and former officer in relation to the amount of costs payable to ASIC under certain of the various costs orders made to date in these proceedings. A decision from the Court of Appeal on the outstanding costs issues in dispute between ASIC and the former non-executive directors and former officer is awaited. In respect of the costs payable by the Company under orders made against the Company and under indemnities, the Company has recorded a provision of US$2.0 million as of 31 March 2013. The Company notes that other recoveries may be available, including as a result of repayments by former directors in accordance with the terms of their indemnity agreements. Losses and expenses in future periods from these proceedings are not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Throughout the proceedings, the Company has paid a proportion of the costs of the former non-executive directors and the former executive, with the remaining costs being met by third parties. It is the Company’s policy to expense legal costs as incurred.

New Zealand Product Liability

Since fiscal year 2002, the Company’s New Zealand subsidiaries have been and continue to be joined in a number of product liability claims in New Zealand that relate to residential buildings (single dwellings and apartment complexes) and a small number of non-residential buildings, primarily constructed from 1998 to 2004. The product liability claims often involve multiple parties and allege that losses were incurred due to excessive moisture penetration of the buildings’ structures. The claims typically include allegations of poor building design, inadequate certification of plans, inadequate construction review and compliance certification and deficient work by sub-contractors.

The Company recognises a liability for both asserted and unasserted New Zealand product liability claims in the period in which the loss becomes probable and estimable. The amount of reasonably possible loss is dependent on a number of factors including, without limitation, the specific facts and circumstances unique to each claim brought against the Company’s New Zealand subsidiaries, the existence of any co-defendants involved in defending the claim, the solvency of such co-defendants (including the ability of such co-defendants to remain solvent until the related claim is ultimately resolved), the availability of claimant compensation under a Government compensation scheme, the amount of loss estimated to be allocable to the Company’s New Zealand subsidiaries in instances that involve co-defendants in defending the claim and the extent to which the Company’s New Zealand subsidiaries have access to third-party recoveries to cover a portion of the costs incurred in defending and resolving such actions. In addition to the above limitations, the total loss incurred is also dependent on the manner and extent to which the statute of limitations will apply in future periods.

Historically, the Company’s New Zealand subsidiaries have been joined to these product liability claims as one of several co-defendants, including local government entities responsible for enforcing building codes and practices, resulting in the Company’s New Zealand subsidiaries becoming liable for only a portion of each claim. In addition, the Company’s New Zealand subsidiaries have had access to third-party recoveries to defray a significant portion of the costs incurred in resolving such claims.

The Company has made a provision for asserted and unasserted New Zealand product liability claims within Other Current and Other Non-Current Liabilities, with a corresponding estimated receivable for third-party recoveries being recognised within Accounts and Other Receivables at 31 March 2013. The amount of provision for product liability claims in New Zealand, net of estimated third-party recoveries, is US$15.2 million at 31 March 2013. During the year ended 31 March 2013, the Company’s New Zealand subsidiaries recognised US$13.2 million in expenses related to the legacy New Zealand product liability claims.

The estimated loss incorporates assumptions that are subject to the foregoing uncertainties and are principally derived from, but not exclusively based on, historical claims experience. If the nature and extent of claims in future periods differ from the historical claims experience, then the actual amount of loss may be materially higher or lower than estimated losses accrued at 31 March 2013. For example, despite having resolved a number of legacy product liability claims in New Zealand since 2002, the Company’s New Zealand subsidiaries are becoming exposed to increased losses for a greater proportion of these claims due to the insolvency of co-defendants and the expiration of some of the Company’s New Zealand subsidiaries rights of third-party recoveries. Accordingly, due to the inherent uncertainties associated with estimating the amount of loss incurred for asserted and unasserted claims, as discussed above, and based on information presently available, the Company believes it is possible that the ultimate resolution of these legacy claims could result in an additional loss of up to approximately US$10 million in excess of the amount accrued, net of estimated third-party recoveries, at 31 March 2013. Accordingly, losses incurred in connection with defending and resolving asserted and unasserted New Zealand product liability claims in the future could have a material adverse effect on the Company’s financial position, liquidity, results of operations and cash flows.

New Zealand Ministry of Education

On 16 April 2013, the New Zealand Ministry of Education and other related plaintiffs initiated a ‘representative action’ in the New Zealand High Court against several building materials manufacturers, including two of the Company’s New Zealand subsidiaries, in relation to several thousand New Zealand school buildings. The New Zealand Ministry of Education and other plaintiffs are alleging that the cladding systems used on school buildings were defective and prone to failure, and are asserting negligent conduct, negligent misstatement and breach of the New Zealand Consumer Guarantees Act 1993 and Fair Trading Act 1986. The claim seeks an unspecified and unquantified amount of damages in relation to alleged repair costs.

Two property surveying businesses were commissioned by the Ministry of Education to conduct visual inspections of school buildings to assess the potential exposure to damage arising from moisture ingress. The results of these surveys, completed on 12 April 2010 and in April 2012, indicated the Ministry of Education’s national exposure to weathertightness risk to be approximately NZ$1.5 billion. This amount was derived by conducting visual surveys to form a high-level review of potential risk of damage due to moisture ingress, but did not employ the use of destructive testing or internal inspections. The amount of exposure to potential damage due to weathertightness risk identified in these reports may not represent damage actually incurred nor correspond with the amount of loss ultimately asserted by the Ministry of Education in the claim. In addition, the estimated remedial costs set forth in these reports are subject to inherent limitations in quantifying weathertightness risk based on limited information, as outlined in each report.

The reports having been commissioned by the Ministry of Education, the Company is unable to adequately scrutinise the reasonableness of the data inputs used or the manner in which inherent uncertainties were overcome in deriving the amount of weathertightness risk exposure. The actual amount of damage could be materially higher or lower than the amount noted by each surveyor, and may not be indicative of the actual amount of loss ultimately asserted by the Ministry of Education in the future for the purposes of the claim.

The amount of loss the Company may be liable to pay, if any, is dependent on a wide range of factors, which include, without limitation, the legal and technical merits of the claim, the amount of damages asserted by the New Zealand Ministry of Education and the other plaintiffs, the proportion of the claim specifically allocable to the Company’s New Zealand subsidiaries and the extent to which statutory limitation periods (to which the claim is highly sensitive) will apply. Losses and expenses arising from defending and resolving this claim may have a material adverse effect on the Company’s financial position, results of operations and cash flows in future periods. The Company and its New Zealand subsidiaries are continuing to assess the merits of the claim and intend to vigorously defend against the allegations made. The Company is not yet able to determine the amount of any loss or range of loss, if any, the New Zealand subsidiaries may become liable for in future periods.

Environmental and Legal

The operations of the Company, like those of other companies engaged in similar businesses, are subject to a number of laws and regulations on air and water quality, waste handling and disposal. The Company’s policy is to accrue for environmental costs when it is determined that it is probable that an obligation exists and the amount can be reasonably estimated.

Operating Leases

As the lessee, the Company principally enters into property, building and equipment leases. The following are future minimum lease payments for non-cancellable operating leases having a remaining term in excess of one year at 31 March 2013:

Years ending 31 March (Millions of US dollars):
2014	$21.2
2015	19.7
2016	17.2
2017	7.2
2018	6.8
Thereafter	13.3

Total	$85.4

Rental expense amounted to US$16.2 million, US$16.0 million and US$15.3 million for the years ended 31 March 2013, 2012 and 2011, respectively.

Capital Commitments

Commitments for the acquisition of plant and equipment and other purchase obligations contracted for but not recognised as liabilities and generally payable within one year, were nil at 31 March 2013.